SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 5, 2004

                         MICROTEK MEDICAL HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

             0-24866                                     58-1746149
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

512 Lehmberg Road; Columbus, Mississippi                                 39702
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 (Address of Principal Executive Offices                              (Zip Code)

                                 (662) 327-1863
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On April 5, 2004, Microtek Medical Holdings, Inc. (the "Company") issued a press release announcing its anticipated net revenues for the quarter ended March 31, 2004. This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


Exhibits:

99.1 Press release dated April 5, 2004, announcing the Company's anticipated net revenues for the quarter ended March 31, 2004



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be duly signed on its behalf by the undersigned hereunto duly authorized.

                         MICROTEK MEDICAL HOLDINGS, INC.


                         By: s/Dan R. Lee
                             --------------------------------------------------
                             Dan R. Lee, Chairman, President and Chief Executive Officer

                         By: s/Roger G. Wilson
                             ---------------------------------------------------
                             Roger G. Wilson, Chief Financial Officer

Dated:  April 5, 2004